2007 Investor Update Meeting February 15, 2007 Exhibit 99.1

Please see our press release of February 15, 2007, for our cautionary statement regarding forward-looking comments made in today’s remarks.

2007 Investor Update Meeting February 15, 2007

Today's Agenda
• Progress with the Turnaround
and 2007 Priorities Andrea Jung
• Radically Transforming
Avon's Cost Structure Chuck Cramb
• Regional Updates
– North America Liz Smith
– Central and Eastern Europe John Higson
– Latin America Charles Herington
• Q&A
• Closing Andrea Jung

Key Questions One Year Into the Turnaround • How are we progressing with our plans? • What have we learned? • How will we continue to drive the turnaround?

Key Messages - Progress to Date • The turnaround is delivering results • We are ahead of expectations • Analytics reinforce the power of our growth model

Key Messages - The Roadmap Ahead • Sustain investment in our brand • Step-up investment in our channel • Continue to drive out costs • Manage for the long term

Our turnaround objective is Sustainable Growth

1 Commit to Brand Competitiveness Win with Commercial Edge Elevate Organization Effectiveness Radically Transform the Cost Structure 2 3 4 Last Year, We Laid Out Our Four-Point Turnaround Plan

1 Progress to Date Commit to Brand Competitiveness

1-Year Report Card • 2-3X increase in global media spend by 2008 What We Delivered What We Said Progress + • Advertising spend almost double 2005

1-Year Report Card
• 2-3X increase in
global media
spend by 2008
What We Delivered What We Said Progress
+
• Sales of new innovative
products up substantially
vs 2005
• Anew strength restored
• Focus R&D on
breakthrough
innovation
• Advertising spend almost
double 2005

-1% 7% '04 - '05 '05 - '06 Anew Strength Restored Anew Eye Lift Anew Revenue Growth (C$) $85MM

1-Year Report Card
• Fortify mid-tier
Skin Care and
Color
What We Delivered What We Said Progress
• Launched Ageless Results
• Lost Color share but laid
groundwork for 2007 relaunch
-
What We Delivered What We Said Progress
• 2-3X increase in
global media
spend by 2008
+
• Focus R&D on
breakthrough
innovation
• Advertising spend almost
double 2005
• Sales of new innovative
products up substantially
vs 2005
• Anew strength restored

Progress to Date 2 Win With Commercial Edge - Merchandising

• Starting to stabilize • Significantly reduce Beauty discounting 1-Year Report Card What We Delivered What We Said Progress

Beauty Discounting Reduced 2% pts % of Beauty Sales Discounted 78% 82% 80% 2004 2005 2006

• Starting to stabilize • Significantly
reduce Beauty
discounting
• Established Global
Merchandising and
strengthened capabilities
• Reinvigorate
merchandising with
promotional energy
1-Year Report Card
What We Delivered What We Said Progress

Impact of Improved Merchandising CEE Color Sales Q1 Q2 Q3 Q4 -15% -10% -5% 0% 5% 10% 15% 20% % Growth ($), ’05-’06

• Decreased Size of Line
25%; launched PLS
• Significantly reduce
Size of Line
1-Year Report Card
• Significantly reduce
Beauty discounting
What We Delivered What We Said Progress
• Reinvigorate
merchandising with
promotional energy
• Established Global
Merchandising and
strengthened capabilities
• Starting to stabilize

Progress to Date 2 Win With Commercial Edge - The Representative

1-Year Report Card • Completed comprehensive global study on RVP What We Delivered What We Said Progress • Commit to competitive earnings

1-Year Report Card
• Completed comprehensive
global study on RVP
What We Delivered What We Said
• Validated paybacks;
launched in 12 countries
Progress
• Drive Sales
Leadership
• Commit to
competitive
earnings

1-Year Report Card
What We Delivered What We Said Progress
• Drive Sales
Leadership
• Commit to
competitive
earnings
• Built robust China Direct Selling
platform; India field development
underway
• Fuel China & India
Representative
pipelines
• Completed comprehensive
global study on RVP
• Validated paybacks;
launched in 12 countries

Fueling the China Pipeline Through Year-End 2006… Licensed Sales Promoters (000’s) 2006 114 155 188 236 300 316 352 June July Aug Sept Oct Nov Dec

…And January Off to a Strong Start Licensed Sales Promoters (000’s) 114 155 188 236 300 316 352 399 June July Aug Sept Oct Nov Dec Jan 2006 2007

Progress to Date 3 Elevate Organizational Effectiveness

1-Year Report Card What We Delivered Progress • Faster, more effective decision-making What We Said • Delayering

1-Year Report Card
What We Delivered Progress
• Faster, more effective
decision-making
What We Said
• Delayering
• World-class team
delivering actionable
insights
+
• Upgrade analytics/
consumer insights

1-Year Report Card
What We Delivered Progress
• Faster, more effective
decision-making
What We Said
• Strengthen
functional
excellence
• Delayering
• Created Global Marketing,
Direct Selling and Supply
Chain functions
• Enhanced operating model
• World-class team
delivering actionable
insights
+
• Upgrade analytics/
consumer insights

Enhanced Operating Model
• Global Sales oversight of Field compensation
and talent decisions ensures world-class Direct
Selling implementation
• Centralized Marketing resource allocation
process optimizes portfolio
• Global Supply Chain drives integrated
manufacturing and distribution strategy

Progress to Date 4 Radically Transform the Cost Structure

1-Year Report Card • Timing and savings ahead of plan • Delayering + What We Delivered What We Said Progress

Plan Annualized Savings $150MM $200MM+ Delayering Savings Ahead of Plan

1-Year Report Card
• Timing and savings
ahead of plan
• Delayering +
• Kicked off PLS and
Strategic Sourcing (SSI)
• Initiated US distribution
restructuring
What We Delivered What We Said Progress
• Secure global
supply chain
efficiencies

1-Year Report Card
• Delayering +
• Launched US Call Center
outsourcing and HR
Service Transformation
What We Delivered What We Said Progress
• Streamline
transactional
services
• Timing and savings
ahead of plan
• Kicked off PLS and
Strategic Sourcing (SSI)
• Initiated US distribution
restructuring
• Secure global
supply chain
efficiencies

In Summary Commit to Brand Competitiveness Win With Commercial Edge Elevate Organizational Effectiveness Radically Transform the Cost Structure Solid execution drove 2006 financial performance

10% 10% 10% 10% 11% 2% '99-'00 '00-'01 '01-'02 '02-'03 '03-'04 '04-'05 '05-'06 Expectation What We Expected in 2006 Revenue Growth (C$) Flat to Up Slightly

What We Delivered Revenue Growth (C$) 10% 10% 10% 10% 11% 2% 6% '99-'00 '00-'01 '01-'02 '02-'03 '03-'04 '04-'05 '05-'06 Actual

Total Revenue ($B) $8.2B $8.8B 2005 Brazil Colombia Russia Turkey Venezuela Other 2006 Continued Contribution from Developing Market Growth Engines

Turnaround Underway in China and Poland China Poland Q1 Q4 2005 Q2 Q3 2006 Q1 Q4 Q2 Q3 Q1 Q4 2005 Q2 Q3 2006 Q1 Q4 Q2 Q3 Revenue Growth (C$) 0% 0%

Encouraging Results in Developed Markets Revenue Growth (C$) US UK Q1 Q4 2005 Q2 Q3 2006 Q1 Q4 Q2 Q3 Q1 Q4 2005 Q2 Q3 2006 Q1 Q4 Q2 Q3 0% 0%

But Challenges Remain Mexico Japan Q1 Q4 2005 Q2 Q3 2006 Q1 Q4 Q2 Q3 Q1 Q4 2005 Q2 Q3 2006 Q1 Q4 Q2 Q3 0% 0%

In Beauty, We Entered 2006 Planning a 50% Advertising Increase 2005 2006 Expectation $136 +50% Advertising Spend ($MM) ~$200

Analytics Confirmed Strong Brand Investment Paybacks Brazil US Russia UK Breakeven Avon TV Advertising Paybacks

In Response, We Accelerated Advertising Spend… 2005 2006 Expectation 2006A $136 +83% Advertising Spend ($MM) $249 ~$200

…Which Fueled 2nd Half Beauty Growth… Avon Beauty Sales Growth ($) 5% 11% 1H '06 2H '06

…And Stemmed CFT Market Share Declines 1.0X 0.6X 3.1X 2.7X '03 '04 '05 '06E Avon Beauty Growth vs. Global CFT Growth (C$)

In the Field, Active Representative Count Reached 5.3 Million 3.5 3.9 4.4 4.7 5.1 5.3 '01 '02 '03 '04 '05 '06 Active Representatives (millions)

Active Representative Growth Picked Up in the 2nd Half… 4% 6% 1H '06 2H '06

…as Early RVP Initiatives Began to
Take Hold in Key Markets
Active Representative Growth
US UK Poland
Q1 Q4
2005
Q2 Q3
2006
Q1 Q4 Q2 Q3 Q1 Q4
2005
Q2 Q3
2006
Q1 Q4 Q2 Q3 Q1 Q4
2005
Q2 Q3
2006
Q1 Q4 Q2 Q3
0% 0% 0%

In Summary, We Made Good Progress in
the First Year of Our Turnaround
• Revenues ahead of prior year
• Aggressively tackled cost structure through
delayering
• Reinvested at accelerated rates
• Strengthened global operating model

In 2007, We Will Continue to Progress Our Four-Point Turnaround Plan • This is a multi-year effort • We are staying the course • Managing for the long term

Our 2007 Priorities
• Drive share gains in Beauty
• Accelerate focus on our Representative
Value Proposition
• Launch first-ever integrated global
advertising campaign supporting both
brand and channel
• Secure next-generation cost benefits

Drive share gains across Beauty

360º Color Marketing Transformation • Upgrading packaging • Enhanced brochure execution • Fueling advertising • Forging new alliances

Enhanced Innovation • Avon’s shiniest lipstick ever • New liqui-shine gel technology for high wet gloss finish in a stick

A Broader Shade Palette

Alliance with Global Color Make-Up Artist - Jillian Dempsey

Alliance with International Fashion
Designer - Cynthia Rowley
An admirer of
contemporary art &
style, Cynthia breathes
imaginative color &
design into her
signature style.  Her
own stylish looks are
often featured in
magazines & she has
been honored by
CFDA  twice.  She is a
published author,
international boutique
owner & a well-known
art collector.

More than Triple Color Resourcing vs. 2005 2005 2007E $25 Color Advertising Spend ($MM) $80+

Aim to Restore Color Growth and Share '02 '03 '04 '05 '06E '07E Avon Industry Net Sales Growth (C$)

Continue to Build Flagship Anew Brand…

…With Major Anew Breakthrough for Q4 Anew Ultimate “Elixir”

More than Double Skin Care Advertising vs. 2005 2005 2007E $73 Skin Care Advertising Spend ($MM) $160

Create a Stable of Celebrity and Designer Fragrances Build on 2006 Successes … …with Expanded New Celebrity and Designer Launches in 2007

Steady-State Beauty Objectives
• Grow ahead of Beauty market
• Grow ahead of industry in Developing markets,
at market in Developed countries
Clear Category Priorities in Place to
Achieve Long-Term Beauty Objectives

Accelerate focus on our Representative Value Proposition

Comprehensive RVP Study Highlights
Significant Opportunities
• In-depth study of four markets
• Surveyed almost 8,500 Representatives
• Isolated key drivers of Representative
satisfaction across earnings and effort
• Quantified paybacks on Field investment

Analytics Confirm Strong Paybacks Behind Representative Investment Sales Leadership Traditional Rep Brochure Breakeven Avon US Field Investment Paybacks

Representative Value Proposition "Tip the Scale" for RVP Representative Earnings Representative Effort Representative Key Actions

Representative Value Proposition
"Tip the Scale" for RVP
Representative
Earnings
Representative
Effort
Representative
Key Actions
• Campaign frequency
• Cost of business
• Sales Leadership
• Commissions

Representative Value Proposition
• Campaign frequency
• World-class service • Cost of business
• Field fundamentals • Sales Leadership
• Web enablement • Commissions
"Tip the Scale" for RVP
Representative
Earnings
Representative
Effort
Representative
Key Actions

The Earnings and Effort Equation Will be
Different Within Our Global Portfolio
• North America
– Cost of doing business
• Latin America
– Representative customer service and access
• Central and Eastern Europe
– Campaign frequency and earnings

But Web Enablement Will be Key to Reduce Representative Effort Worldwide • Suite of web- enabled tools • Mobile phone- enabled technology • Rolling out across major markets in 2007 and 2008

2006 Incremental Investment 2007 Incremental Investment In Summary, RVP Investment Up $150MM vs 2005 Incremental Channel Investment vs 2005 ($MM) $50 $100 $150+

And Re-Investing Significantly Against Our Channel and Brand RVP Advertising Incremental Reinvestment Allocation vs PY RVP Advertising 2006 2007E

Launch first-ever integrated global advertising campaign supporting both brand and channel

Our Hello Tomorrow campaign is an opportunity to speak
in one voice to both our Representatives and Customer
To build excitement across our brand and channel
To communicate one unified message to all
audiences across all platforms

For Our Customers A high impact new look for Avon

In Print Advertising

In the Brochure

On the Internet

For Our Representatives Building pride and attracting new recruits with a consistent branding message

In All Recruiting Materials

In First Ever Global Recruiting Advertising

Chinese Recruiting Video Join Avon Brings You a Beautiful and Brilliant Life (Lady on Phone)

US Television Recruiting

US Recruiting Video I Love My Job (The Board)

The brand The channel All around the world

HT Video Montage

Supporting Hello Tomorrow with Record Levels of Advertising… 2005 2006 2007E $136 Advertising Spend ($MM) $249 ~$340 +83% +35%

…With Spending Across All Geographies Advertising Spend as % Revenue Developed 0.9% 2.3% '05 '06 '07E

…With Spending Across All Geographies Advertising Spend as % Revenue Developed Developing 0.9% 2.3% 1.7% 2.9% '05 '06 '07E '05 '06 '07E

…With Spending Across All Geographies Advertising Spend as % Revenue Developed Developing Emerging 0.9% 2.3% 1.7% 3.6% 2.9% 6.3% '05 '06 '07E '05 '06 '07E '05 '06 '07E

Next Generation Opportunities to Fuel Continued Investment Original Restructuring Program PLS & SSI Total Benefits Estimated Annual Benefits ($MM) $300+ $400+ $700++

So in Sum, a Clear Roadmap Ahead

Our Roadmap Sustainable Growth • Sustain investment in our brand • Step-up investment in our channel • Continue to drive out costs • Manage for the long term

2007 Investor Update Meeting February 15, 2007

Radically Transforming Avon’s Cost Structure Chuck Cramb Executive Vice President

1 Today’s Discussion • Actions to date – Costs – Benefits • What’s next? • Reinvestment • Bottom line benefits

2 Original Program – What We Told You • Costs to implement $500MM • Expected benefits $300MM+

3 Original Program – Actions to Date • Numerous initiatives launched

4 Original Program – Actions to Date • Numerous initiatives launched • Costs to date ~$300MM

5 Original Program – Actions to Date • Numerous initiatives launched • Costs to date ~$300MM • Future related implementation costs ~$100MM

6 Original Program – Actions to Date • Numerous initiatives launched • Costs to date ~$300MM • Future related implementation costs ~$100MM Total Annual Benefits ~$300MM+

7 Summary of Benefits from Launched Initiatives • Delayering – Reduced headcount and layers – $210MM

8 Summary of Benefits from Launched Initiatives • Delayering – Reduced headcount and layers – $210MM • Regionalization, centralization, outsourcing – HRSD, Call Centers, Marketing – $30-35MM

9 Summary of Benefits from Launched Initiatives (continued) • Distribution and manufacturing realignment – North American distribution – $35-45MM

10
Summary of Benefits from
Launched Initiatives (continued)
• Distribution and manufacturing realignment
– North American distribution
– $35-45MM
• Exit of unprofitable businesses
– Spa, Indonesia, China Retail
– $12MM

11
Summary of Benefits from
Launched Initiatives (continued)
• Distribution and manufacturing realignment
– North American distribution
– $35-45MM
• Exit of unprofitable businesses
– Spa, Indonesia, China Retail
– $12MM
• All other
– $18MM

12
Total Annual Benefits ~$305-320MM
Run Rate at Year End 2009 ~$270MM
Summary of Benefits from
Launched Initiatives (continued)
• Distribution and manufacturing realignment
– North American distribution
– $35-45MM
• Exit of unprofitable businesses
– Spa, Indonesia, China Retail
– $12MM
• All other
– $18MM

13
Original Program – What’s Next?
• The remaining $100MM of costs
• Initiatives with longer paybacks
– International manufacturing and
distribution realignments
– Shared service centers
– Outsourcing
• Expect $15-20MM additional benefits

14 Summary of Original Program 100 100 15-20 305-320 Costs ($MM) Benefits ($MM) 300 Costs to date Future related costs Remaining costs Initiatives to date Remaining initiatives

15 What’s Next – Next Generation • Two major “new” initiatives – Strategic Sourcing Initiative (SSI) – Product Line Simplification (PLS) • ZOG institutionalized

Strategic Sourcing Initiative

17 Areas Covered Product Purchases Covers Both Indirect Purchases

18 Areas Covered Product Purchases Covers Both Indirect Purchases Product Costs • Direct materials • Components • Finished goods

19 Areas Covered Product Purchases Covers Both Indirect Purchases Product Costs • Direct materials • Components • Finished goods Overhead Costs • Materials • Supplies • Services

20 Benefits Beyond Lower Costs Improves: • Operating processes • Vendor relationships • Asset management • Service to Representatives

21 From • Buying on a material or component basis Process Change To

22 From • Buying on a material or component basis To • Buying on a supplier basis Process Change

23 From • Buying on a material or component basis To • Buying on a supplier basis Process Change • Large number of small scale suppliers

24
From
• Buying on a material
or component basis
To
• Buying on a
supplier basis
Process Change
• Large number of
small scale suppliers
• Right suppliers with
competencies focused on
broad material classes

25
From
• Buying on a material
or component basis
To
• Buying on a
supplier basis
Process Change
• Large number of
small scale suppliers
• Right suppliers with
competencies focused on
broad material classes
• Decentralized,
local process

26
From
• Buying on a material
or component basis
To
• Buying on a
supplier basis
Process Change
• Decentralized,
local process
• Centralized,
global process
• Large number of
small scale suppliers
• Right suppliers with
competencies focused on
broad material classes

27
From
• Buying on a material
or component basis
To
• Buying on a
supplier basis
A Win for Avon – Lower Unit Costs
A Win for Suppliers – Greater Scale and Overall Profit
Process Change
• Large number of
small scale suppliers
• Right suppliers with
competencies focused on
broad material classes
• Decentralized,
local process
• Centralized,
global process

28 Example

29 Example

30 Example

31 Example

32 Example

33 Example

34 Example Leveraged Single Supplier

35 What Took Us So Long? • Decentralized Supply Chain organization

36 What Took Us So Long? • Decentralized Supply Chain organization • Factories “owned” by geographies

37 Where Are We Now? • Matrix organization gave us global view

38 Where Are We Now? • Matrix organization gave us global view • Resourced against a global procurement process

39 Where Are We Now? • Matrix organization gave us global view • Resourced against a global procurement process • Jumpstart via external consultants

40 Cross-Functional Approach Marketing Logistics / Distribution New Product Development R&D Sourcing Manufacturing Finance Package Design Cross- Functional Teams

41
Additional
Waves
Wave I
Apparel,
Accessories,
Jewelry
Watches,
Candles/Home
Dec.
Ocean, 3PL, Rail,
Warehousing,
Other
Gifts, Health &
Wellness
Prioritize Savings by Size and Ease of
Implementation
Global Opportunity Assessment
Ease of Implementation
Temp Labor
PFG 2
PFG 1
Sml
Package
Courier
FTL, LTL,
Other Freight
PFG 3
Bottles, Jars, Tubes,
Roll on Balls
Logistics
2
Chemicals
Closures
Marketing Agency
Outside Vendor
Print
Lipstick,
Compact,
Mascara
Glass
IT
Cartons
Paper
Corrugated
Fragrances
Travel
Representative Incentives
Pumps
Professional Services
Facilities Management
Media Advertising
Employee Benefits
Labels
Telecom
Office Related
MRO Supplies
Corporate Fleet
Air
Personnel Related
Real Estate
Manufacturing Services

42 Implementation Will Include Several Sourcing “Waves” WAVE I $1.5B Sourced WAVE III $700MM Sourced WAVE II $1.8B Sourced 2007 2008 2009

43 Implementation Will Include Several Sourcing “Waves” WAVE I $1.5B Sourced WAVE III $700MM Sourced WAVE II $1.8B Sourced 2007 2008 2009 Benefits Wave I Wave II Wave III

44 Financial Impact • No large cost to implement • Initial benefits in Q3 2007 • Benefits to impact both: – Product costs – gross margin – Overhead costs – ZOG

45
Financial Impact
• No large cost to implement
• Initial benefits in Q3 2007
• Benefits to impact both:
– Product costs – gross margin
– Overhead costs – ZOG
Annualized Benefit by End of 2009 = $200MM+

Product Line Simplification

47 Avon Body Wash – Variety or Complexity? 91 SKUs

48 Product Line Simplification – The Goal From To • Unit growth • Profitable growth

49 Product Line Simplification – The Goal From To • Unit growth • SKU proliferation • Profitable growth • Portfolio optimization

50 Product Line Simplification – The Goal From To • Unit growth • SKU proliferation • Complexity • Profitable growth • Portfolio optimization • Right variety and offer

51
Product Line Simplification – The Goal
From To
• Unit growth
• SKU proliferation
• Complexity
• Numerous small runs
• Profitable growth
• Portfolio optimization
• Right variety and offer
• Efficient plant utilization

52
Product Line Simplification – The Goal
From To
• Unit growth
• SKU proliferation
• Complexity
• Numerous small runs
• Passive
Representative selling
• Profitable growth
• Portfolio optimization
• Right variety and offer
• Efficient plant utilization
• Engaged and
focused partner

53
Product Line Simplification – The Goal
From To
• Unit growth
• SKU proliferation
• Complexity
• Numerous small runs
• Passive
Representative selling
• Item selection
• Profitable growth
• Portfolio optimization
• Right variety and offer
• Efficient plant utilization
• Engaged and
focused partner
• Brand experience

54 A Full-Scale Attack on Our Size of Product Line • Requires defining right product assortment – Smaller range – Better performing, higher quality – More profitable – Higher potential volume

55
A Full-Scale Attack on
Our Size of Product Line
• Requires defining right product assortment
– Smaller range
– Better performing, higher quality
– More profitable
– Higher potential volume
• Also requires process and discipline
– To establish and sustain reduced, more
effective assortment

56 How to “Do it Right” Engaged Two Outside Consultants

57
How to “Do it Right”
Engaged Two Outside Consultants
• Specialist in
assortment analysis
– Define optimal
product portfolio
– Understand halo
effect of individual
SKU’s
– Transfer analytical
framework

58
How to “Do it Right”
Engaged Two Outside Consultants
• Specialist in
assortment analysis
– Define optimal
product portfolio
– Understand halo
effect of individual
SKU’s
– Transfer analytical
framework
• Specialist in
business process
– Define internal
processes to sustain
– Set rules for
life-cycle management

59
How to “Do it Right”
Engaged Two Outside Consultants
• Specialist in
assortment analysis
– Define optimal
product portfolio
– Understand halo
effect of individual
SKU’s
– Transfer analytical
framework
• Specialist in
business process
– Define internal
processes to sustain
– Set rules for
life-cycle management
Comprehensive Approach Avoids Past Pitfalls

60 Primarily Benefits the Representative and Consumer • Less product confusion

61 Primarily Benefits the Representative and Consumer • Less product confusion • Less cluttered brochure

62 Primarily Benefits the Representative and Consumer • Less product confusion • Less cluttered brochure • Greater opportunity to advise and sell, particularly Beauty

63 Primarily Benefits the Representative and Consumer • Less product confusion • Less cluttered brochure • Greater opportunity to advise and sell, particularly Beauty • Build repeat product business

64
Primarily Benefits the
Representative and Consumer
• Less product confusion
• Less cluttered brochure
• Greater opportunity to advise and sell,
particularly Beauty
• Build repeat product business
• More productive selling experience

65
Primarily Benefits the
Representative and Consumer
• Less product confusion
• Less cluttered brochure
• Greater opportunity to advise and sell,
particularly Beauty
• Build repeat product business
• More productive selling experience
• More enjoyable “in-store” experience

66
A Better Shopping Experience
Will Generate Better Sales
Primarily Benefits the
Representative and Consumer
• Less product confusion
• Less cluttered brochure
• Greater opportunity to advise and sell,
particularly Beauty
• Build repeat product business
• More productive selling experience
• More enjoyable “in-store” experience

67 And Also Favorably Impacts the Entire Business Logistics Logistics Sales Administrative Manufacturing R & D

68
• Less complexity in pricing
and promotions
• Improved forecasting
• Better customer service
And Also Favorably Impacts the
Entire Business
R & D
Logistics Logistics
Sales
Administration
Manufacturing

69 • Fewer process transactions • Less administration • Scale advantage And Also Favorably Impacts the Entire Business Administration R & D Sales Logistics Logistics Manufacturing

70
• Longer run size
• Decreased process time
• Reduced rework and scrap
• Lower capital investment
And Also Favorably Impacts the
Entire Business
Administration
R & D
Manufacturing
Sales
Logistics Logistics

71 • Distribution efficiencies • Shorter lead times • Lower inventory levels • Reduced obsolescence And Also Favorably Impacts the Entire Business Administration R & D Manufacturing Sales Logistics

72 • Less resource waste • Shorter development cycles And Also Favorably Impacts the Entire Business R & D Logistics Logistics Administrative Sales Manufacturing

73
Sales Margin Inventory
Assortment Challenges
Does PLS Have a Negative Impact
on Sales?
Assortment-Related Results
Two Companies
• Merchandising strategy
lacked specificity
• Challenged
by excessive
SKU proliferation
• Sought to create
a more efficient
and profitable
assortment

74 Proof of Concept • Conducted in major market to: – Tailor portfolio optimization analysis to Avon’s unique business requirements – Gain an “early read” on the types of outputs and results to expect

75
Proof of Concept
• Conducted in major market to:
– Tailor portfolio optimization analysis to Avon’s
unique business requirements
– Gain an “early read” on the types of outputs
and results to expect
• Findings:
– Reinforced assortment analysis
– Portfolio reduction in the range of 20% - 25%
– Proved broader business case

76 Not Another Inventory Reduction Program Robust Life Cycle Management Business Processes

77 Not Another Inventory Reduction Program Robust Life Cycle Management Business Processes • Profitability screening

78 Not Another Inventory Reduction Program Robust Life Cycle Management Business Processes • Profitability screening • Measurement of true product incrementality

79
Not Another Inventory Reduction Program
Robust Life Cycle Management
Business Processes
• Profitability screening
• Measurement of true product incrementality
• Greater governance over phase-ins / phase-outs

80
Not Another Inventory Reduction Program
Robust Life Cycle Management
Business Processes
• Profitability screening
• Measurement of true product incrementality
• Greater governance over phase-ins / phase-outs
• Ongoing monitoring of size of line

81
Not Another Inventory Reduction Program
Robust Life Cycle Management
Business Processes
Sustainability
• Profitability screening
• Measurement of true product incrementality
• Greater governance over phase-ins / phase-outs
• Ongoing monitoring of size of line

82
Implementation Costs
• $80MM incremental inventory obsolescence
to date
• ~$100MM further write-offs planned
over 2007-2009
• Difficult to time or estimate write-offs
– Phased launch
– Carefully test analytics
– Constantly refine assumptions
– Implement globally through 2009

83 Financial Opportunity • Early work in markets suggests significant benefits

84 Financial Opportunity • Early work in markets suggests significant benefits – Increased sales from better and greater exposure of higher margin products

85 Financial Opportunity • Early work in markets suggests significant benefits – Increased sales from better and greater exposure of higher margin products – Lower inventories

86 Financial Opportunity • Early work in markets suggests significant benefits – Increased sales from better and greater exposure of higher margin products – Lower inventories – Less obsolescence

87
Financial Opportunity
• Early work in markets suggests
significant benefits
– Increased sales from better and greater
exposure of higher margin products
– Lower inventories
– Less obsolescence
– Reduced Supply Chain costs

88
Financial Opportunity
• Early work in markets suggests
significant benefits
– Increased sales from better and greater
exposure of higher margin products
– Lower inventories
– Less obsolescence
– Reduced Supply Chain costs
• Benefits realized progressively over
next 2-3 years

89
Financial Opportunity
• Early work in markets suggests
significant benefits
– Increased sales from better and greater
exposure of higher margin products
– Lower inventories
– Less obsolescence
– Reduced Supply Chain costs
• Benefits realized progressively over
next 2-3 years
Identifiable Benefits of $200MM+

ZOG Institutionalized

91 Zero Overhead Growth Not just a program – but an attitude and a way of life Requires a “Constant Turnaround Mentality”

92 What Is It? • Constant drive for process improvement • Requires sustained aggressive activity – What we do – Where we do it – Why we do it – How much we do it – How we do it • It is productivity

93 Productivity Requires • Substantial process change • Further harmonization and standardization • Tie in with other process initiatives

94 Productivity Results In • Increased regionalization • Further centralization • Transactional shared services • Outsourcing

95 ZOG • Cost reduction offsets inflation • Avon overhead costs $2.5B+ • Global inflation 3-4% annually

96 Annual Cost Savings $75-100MM (not all additive) ZOG • Cost reduction offsets inflation • Avon overhead costs $2.5B+ • Global inflation 3-4% annually

Summary: Impact of Total Program

98 Original Program • Spent to date $300MM • Costs yet to come $100MM • Projects under evaluation $100MM SSI Nominal PLS • To date $80MM • Planned $100MM Financial Summary of Projected Costs

99 Total Projected Annual Benefits = $700MM++ Financial Summary of Projected Benefits • Original Program $300MM+ • SSI $200MM+ • PLS $200MM+ • ZOG / NOG $75-100MM annually (but not totally additive)

100 0 250 500 2005 2006 2007 2008 2009 2010 Projected Costs of Programs ($MM) Costs: CAGNY 2006 (Total ~$500MM)

101 0 250 500 2005 2006 2007 2008 2009 2010 Projected Costs of Programs ($MM) Costs: Current View (Total ~$700MM) Costs: CAGNY 2006 (Total ~$500MM)

102 0 250 500 750 2005 2006 2007 2008 2009 2010 Projected Benefits of Programs ($MM) Benefits: CAGNY 2006 $300MM+

103 0 250 500 750 2005 2006 2007 2008 2009 2010 Projected Benefits of Programs ($MM) Benefits: CAGNY 2006 Benefits: Current View $700MM++ $300MM+

104 0 250 500 750 2005 2006 2007 2008 2009 2010 Outlook for Combined Programs ($MM) Benefits: Current View Costs: Current View (Total ~$700MM) $700MM++

105 Investment • Committed to invest in business ahead of realizing benefits • Based on early results in 2006, further stepped up investments

106
Investment
• Committed to invest in business ahead of
realizing benefits
• Based on early results in 2006, further stepped
up investments
• Key investment areas include:
– Advertising
– Representative Value Proposition (i.e., channel)

107
Investment
• Committed to invest in business ahead of
realizing benefits
• Based on early results in 2006, further stepped
up investments
• Key investment areas include:
– Advertising
– Representative Value Proposition (i.e., channel)
Increased Top-line Growth in 2006

108 Early Impact Projected 2006 Revenue to be “Flat to Up Slightly”…

109 Early Impact Invested ~$200MM Actual Projected 2006 Revenue to be “Flat to Up Slightly”…

110 Early Impact $500-600MM in sales Invested ~$200MM Actual Projected 2006 Revenue to be “Flat to Up Slightly”… Actual

111 Investment Strategy: Key Takeaways • Analytics led to increased 2006 spending

112 Investment Strategy: Key Takeaways • Analytics led to increased 2006 spending • Investments paid back with higher sales

113 Investment Strategy: Key Takeaways • Analytics led to increased 2006 spending • Investments paid back with higher sales • Plan to grow investments against 2006 base

114
Investment Strategy:
Key Takeaways
• Analytics led to increased 2006 spending
• Investments paid back with higher sales
• Plan to grow investments against 2006 base
• Sets strong foundation for future growth

115
Investment Strategy:
Key Takeaways
• Analytics led to increased 2006 spending
• Investments paid back with higher sales
• Plan to grow investments against 2006 base
• Sets strong foundation for future growth
• Start with lower margin but stronger investment base

116
Investment Strategy:
Key Takeaways
• Analytics led to increased 2006 spending
• Investments paid back with higher sales
• Plan to grow investments against 2006 base
• Sets strong foundation for future growth
• Start with lower margin but stronger investment base
• Greater investment in top line
• Margin recovery longer …but
• On the right track
Net result:

117 Total Revenue ($B) '05 '06 '07 '08 '09 '10 '11 Original Estimate Current Estimate Increased Investment Strengthened 2006 Revenue… $8.0

118 Total Revenue ($B) '05 '06 '07 '08 '09 '10 '11 Original Estimate Current Estimate Yielding Higher Long-term Revenue $8.0

119 Total Revenue ($B) '05 '06 '07 '08 '09 '10 '11 Original Estimate Current Estimate Yielding Higher Long-term Revenue $8.0 Sustainable Mid-single Digit Growth

120 But Lowers 2006 and 2007 Operating Margins 6% 14.1% U.S. GAAP '05 '06 '07 '08 '09 '10 Operating Margin - GAAP

121 Operating Margin Should Be Close to 2005’s Level in 2008… 6% 14.1% U.S. GAAP '05 '06 '07 '08 '09 '10 Operating Margin - GAAP

122 And Increases in the Longer Term 6% 14.1% U.S. GAAP '05 '06 '07 '08 '09 '10 Operating Margin - GAAP

123 But Lowers 2006 and 2007 Operating Margins 14.8% 6% (Excludes Project Costs and FAS 123R Expenses) '05 '06 '07 '08 '09 '10 Operating Margin - Excluding Items

124 Operating Margin Should Be Close to 2005’s Level in 2008… 14.8% 6% (Excludes Project Costs and FAS 123R Expenses) '05 '06 '07 '08 '09 '10 Operating Margin - Excluding Items

125 And Increases in the Longer Term 14.8% 6% (Excludes Project Costs and FAS 123R Expenses) '05 '06 '07 '08 '09 '10 Operating Margin - Excluding Items

126 '05 '06 '07 '08 '09 '10 Operating Margin - GAAP Operating Margin - Excluding Items And Increases in the Longer Term 14.8% 6% 14.1%

127 What’s Changed? • Increased investment

128 What’s Changed? • Increased investment • Stronger sales by year

129 What’s Changed? • Increased investment • Stronger sales by year • Margin recovery begins in 2007

130 What’s Changed? • Increased investment • Stronger sales by year • Margin recovery begins in 2007 • Margin returns to 2005 levels in 2008

131 What’s Changed? • Increased investment • Stronger sales by year • Margin recovery begins in 2007 • Margin returns to 2005 levels in 2008 • But higher profits by year

132
What’s Changed?
• Increased investment
• Stronger sales by year
• Margin recovery begins in 2007
• Margin returns to 2005 levels in 2008
• But higher profits by year
• And higher long-term margins (2009, 2010…)

133 What to Look Forward to in 2007

134 What to Look Forward to in 2007 • Another significant increase in advertising investment – +35% over 2006

135 What to Look Forward to in 2007 • Another significant increase in advertising investment – +35% over 2006 • Significantly higher investment against RVP

136
What to Look Forward to in 2007
• Another significant increase in advertising investment
– +35% over 2006
• Significantly higher investment against RVP
• Factory productivity > inflation leading to higher
gross margin

137
What to Look Forward to in 2007
• Another significant increase in advertising investment
– +35% over 2006
• Significantly higher investment against RVP
• Factory productivity > inflation leading to higher
gross margin
• Flat overhead costs
– Annualized delayering impact
– Cost programs leading to productivity gains

138
What to Look Forward to in 2007
• Another significant increase in advertising investment
– +35% over 2006
• Significantly higher investment against RVP
• Factory productivity > inflation leading to higher
gross margin
• Flat overhead costs
– Annualized delayering impact
– Cost programs leading to productivity gains
• Lower program implementation costs

139
What to Look Forward to in 2007
• Another significant increase in advertising investment
– +35% over 2006
• Significantly higher investment against RVP
• Factory productivity > inflation leading to higher
gross margin
• Flat overhead costs
– Annualized delayering impact
– Cost programs leading to productivity gains
• Lower program implementation costs
• Further inventory write-downs

What to Look Forward to: “The Prize” A Strengthening Foundation for Sustainable Top-line Growth

What to Look Forward to: “The Prize” A Strengthening Foundation for Sustainable Top-line Growth Leading to Top-quartile EPS Growth Over Time

2007 Investor Update Meeting February 15, 2007

Avon North America Liz Smith Executive Vice President

2 Avon North America – Key Messages • Consumer investment driving positive momentum • Representative Value Proposition gaining traction • Strengthened fundamentals supporting Sustainable Growth

3 Where We Are – NA Revenue Growth -10 -5 0 5 10 • Increased advertising • Skin Care boom • Active Reps up Expansion 2001-2H 2004%

4
Where We Are – NA Revenue Growth
-10
-5
0
5
10
• Reduced consumer
investment
• Increase Rep cost
of business
• Active Reps down
Contraction
2H 2004-2005
• Increased
advertising
• Skin Care boom
• Active Reps up
Expansion
2001-2H 2004
%

5
Where We Are – NA Revenue Growth
-10
-5
0
5
10
• Reduced consumer
investment
• Increase Rep cost
of business
• Active Reps down
Contraction
2H 2004-2005
• Increased
advertising
• Skin Care boom
• Active Reps up
Expansion
2001-2H 2004
• Representative
and consumer
investment
• Active Reps
stabilizing
Revitalization
2006
%

6
Sampling Product
Incentives
TV
Advertising
Leadership
Rep
Traditional
Rep
Brochure
Sales
Analytics Reconfirmed Power of
Investment in Mature Markets
$1.00 =
Breakeven
Avon US Return on Investment per $1 Spend
(2002 – 2005)

7 2006 Consumer Investment Driving Revenue Momentum • Major innovations drove new product revenue up substantially

8 2006 Consumer Investment Driving Revenue Momentum • Major innovations drove new product revenue up substantially • Advertising more than doubled to $54MM in North America

9
2006 Consumer Investment
Driving Revenue Momentum
• Major innovations drove new product
revenue up substantially
• Advertising more than doubled to $54MM in
North America
• Used extensive analytics to optimize pricing
and merchandising

10 Strong New Product Pipeline in 2006 2006 Super Full Mascara Clinical Eye Lift Derek Jeter DRIVEN Crystal Aura

11 Strong New Product Pipeline Will Continue Alternative Eye Clinical Lip Jillian Dempsey Celebrity Fragrances 2007 Sampling Will Increase by 40% SSS Fusions

12
Increased Advertising Paid Off in 2006
49% 43% 40% 37% - Brochure
41% 28% 41% 31% - TV
Source of Awareness*
34% 26% 29% 35% Beauty Purchase
Penetration
2006 2005 2004 2003
* Among those who are aware

Play Clinical Lip Plump Video

14
Analytics Identified Most Effective
Merchandising Offers
394%
460%
467%
605%
838%
Buy One Get
One
50% Off X For
Multiples
50% Off with
Announcement
Lowest Price
Ever
Note: Equalized for 50% Depth of Discount ($2.99 Promoted Price)
Glazewear Lipcolor Merchandising Payback
% Revenue Lift (2002 - 2005)

15 -10 -5 0 5 10 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 In 4Q 2006, Beauty Growth Was Restored North America Beauty Sales ($) % over PY

16 -10 -5 0 5 10 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 In 4Q 2006, Beauty Growth Was Restored North America Beauty Sales ($) % over PY

17 32% Beauty Plus 17% Beyond Beauty 51% Beauty Avon NA Net Sales (2006) Avon’s Portfolio Works Synergistically

18 Beauty Plus Is a Destination Store for Avon’s Consumer • +10% growth (2006 vs. 2005) • Enhances Beauty credentials 2007 Enhancements • Comfort Casual wear • Value Jewelry

19 Beauty Plus Is a Destination Store for Avon’s Consumer • +10% growth (2006 vs. 2005) • Enhances Beauty credentials 2007 Enhancements • Comfort Casual wear • Value Jewelry

20 Beyond Beauty Rebounded • Edited gift assortment drove Q4 2006 sales +7% • 40+% SKU reduction in Beyond Beauty/Beauty Plus from 2004 – 2006

21
Beyond Beauty Rebounded
• Edited gift assortment drove
Q4 2006 sales +7%
• 40+% SKU reduction in
Beyond Beauty/Beauty Plus
from 2004 – 2006
2007 Enhancements
• Avon “Exclusives”
• Key Holiday Giftables
• “Lite” Home Decor

22
Beauty Sales $211
Beauty Plus Sales $147
Beyond Beauty Sales $61
Wellness $26
Total $445
Avon Beauty Avon Beauty
with Halo on
Non-Beauty
Multi-category Portfolio Drives Representative
Earnings and Increases Media Investment Payback
2006 Shopping Basket ($) –
Top 100,000 Representatives
Avon TV Advertising
Investment Payback
$1.00 =
Breakeven

23 Benefits from Q1-Q3 Consumer Investment Were Strong… Consumer 2006 Q1-Q3 Business Drivers - US TV Advt Merchan- dising Web Enablement

24
… But Gains Were Offset by
Weakened Representative Measures
TV Advt Merchan-
dising
Web
Enablement
Fees District
Manager
Contraction
Recruiting
Quality
Brochure
Circ.
Gas Prices
2006 Q1-Q3 Business Drivers - US
Representative Consumer

25 Historical Disinvestment in the Representatives Web Enablement TV Advertising Staff District Manager Contraction Fees Gas Prices Representative Consumer 2002 to 2005 Business Drivers - US

26 To Restore Field Health We Are Addressing the Top Four Representative Challenges 1. Earnings

27 To Restore Field Health We Are Addressing the Top Four Representative Challenges 1. Earnings 2. Effort and cost of doing business

28 To Restore Field Health We Are Addressing the Top Four Representative Challenges 1. Earnings 2. Effort and cost of doing business 3. Improve service

29 To Restore Field Health We Are Addressing the Top Four Representative Challenges 1. Earnings 2. Effort and cost of doing business 3. Improve service 4. Management training/tools

30 Challenge Increase Representative Earnings Short-term Actions – 2H 2006 Initiative • Re-indexing of Leadership Bonus thresholds • Increased sales incentives over 20% • Avon.com re-launch

31
Challenge
Increase Representative
Earnings
Short-term Actions – 2H 2006
Initiative
• Re-indexing of Leadership
Bonus thresholds
• Increased sales incentives
over 20%
• Avon.com re-launch
Reduce Effort and Cost
of Doing Business
• Representative internet site
improvements
• Bonus Brochure distribution
program

32 2H Investments to Drive Earnings • Reduced our Leadership thresholds • Sales Incentives – President’s Club Bonanza – Targeted incentives to grow Leadership – New Representative Development program

Avon.com Redesign • 1,000 leads each day • Easier to shop branded stores

34 yourAvon.com Enhancements Reduced Effort Before

35 yourAvon.com Enhancements Reduced Effort Before After

36 yourAvon.com Enhancements Reduced Effort • Personalized online stores • Real-time account information • Usability improvements • eRepresentative marketing – forwardable commercials Before After

37
Return on Brochure Distribution
Index by Representative Type
Bonus Brochure Program Designed to
Target High ROI Segments
100
137
163
158
Average
Representative
Age 45+ years Length of
Service  5+
years
President's Club
Achievement

38 Targeted Field Investment Drove Results Merchan- dising Web Enablement Staff Brochure Circ. District Manager Contraction Fees Gas Prices 2006 Q4 Business Drivers - US Representative Consumer

39
Growth in Active Representatives
–
US
% Variance vs Prior Year
Field Fundamentals Strengthened as
a Result of Targeted Investments
-10
-8
-6
-4
-2
0
2
4
6
Q1
'04
Q2
'04
Q3
'04
Q4
'04
Q1
'05
Q2
'05
Q3
'05
Q4
'05
Q1
'06
Q2
'06
Q3
'06
Q4
'06

40
Field Fundamentals Strengthened as
a Result of Targeted Investments
-10
-8
-6
-4
-2
0
2
4
6
Q1
'04
Q2
'04
Q3
'04
Q4
'04
Q1
'05
Q2
'05
Q3
'05
Q4
'05
Q1
'06
Q2
'06
Q3
'06
Q4
'06
Growth in Active Representatives
–
US
% Variance vs Prior Year

41 Short Term Actions – Impact on Leadership Productivity • Targeted initiatives resulted in increasing appointments from Leadership Representatives 0 50,000 100,000 150,000 Q1 Q2 Q3 Q4 2005 2006

42 % Growth in Brochure Purchases - US (Units) vs. Prior Year Brochure Purchases Rebounded Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006

43 % Growth in Brochure Purchases - US (Units) vs. Prior Year Brochure Purchases Rebounded Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006

44
Long-term Structural Game Changers
Challenge
Increase Representative
earnings
2007 Initiatives
• Gift card test
• Increased sales incentives from
$6MM to $10MM
• Doubled DVM and DSM training
investment

45
Long-term Structural Game Changers
Challenge
Increase Representative
earnings
2007 Initiatives
• Gift card test
• Increased sales incentives from
$6MM to $10MM
• Doubled DVM and DSM training
investment
Reduce Representative
effort and cost
• Recruiting advertising
• On-line appointing test
• Fee tests - Q1 Customer fees,
Q3 fee restructuring
• Free on-line Beauty Advisor training

46
Long-term Structural Game Changers
Challenge
Increase Representative
earnings
2007 Initiatives
• Gift card test
• Increased sales incentives from
$6MM to $10MM
• Doubled DVM and DSM training
investment
Reduce Representative
effort and cost
Improve service
• Recruiting advertising
• On-line appointing test
• Fee tests - Q1 Customer fees,
Q3 fee restructuring
• Free on-line Beauty Advisor training
• PLS initiative
• New distribution network and facility
upgrade

Gift Card Test for Mother’s Day

48 Recruiting Advertising Returns for the First Time in More Than 20 Years

49 Q1 Online Appointing Test

50
Beauty of Knowledge –
Representative User Statistics
270,000
962,560
371,733
160,000
72,395
3,361
4,705
96,256
0
200,000
400,000
600,000
800,000
1,000,000
1 Day After Q2 2005 4Q 2005 4Q 2006
Unique Users
Courses Completed

51
New Distribution Center Should Transform the
Representative Experience and Avon’s Cost Structure
• Enhance the Representative Experience
– 100% barcode
– 100% accurate invoice
– Itemized carton contents
• Enable flexibility for future customer segmented
services and orders

52
New Distribution Center Should Transform the
Representative Experience and Avon’s Cost Structure
• Enhance the Representative Experience
– 100% barcode
– 100% accurate invoice
– Itemized carton contents
• Enable flexibility for future customer segmented
services and orders
• Cost reductions of $35-45MM
– Significant productivity improvements
– Dramatically reduced merchandise “touches”
– DC consolidation

53
• Re-indexing of leadership
bonus thresholds
• Reduction in fees test
• Increased sales incentives
• Bonus brochure programs
North America
Representative Value Proposition
Representative
Earnings
Representative
Effort
Representative
Key Actions
"Tip the Scale" for RVP

54
• Internet enhancements
• Recruiting advertising
• Distribution upgrade
• On-line appointing
• On-line training
• PLS initiative
• Re-indexing of leadership
bonus thresholds
• Reduction in fees test
• Increased sales incentives
• Bonus brochure programs
North America
Representative Value Proposition
Representative
Earnings
Representative
Effort
Representative
Key Actions
"Tip the Scale" for RVP

55 As We Head into 2007, Avon NA Priorities are Clear 1. Reclaim Beauty Growth 2. Strengthen Representative Value Proposition 3. Drive out costs to fund investment

56
As We Head into 2007,
Avon NA Priorities are Clear
1. Reclaim Beauty Growth
2. Strengthen Representative Value
Proposition
3. Drive out costs to fund investment
This is a Growth Model and NA Is a
Growth Opportunity

2007 Investor Update Meeting February 15, 2007

Avon Central and Eastern Europe John Higson Senior Vice President

Avon Central and
Eastern Europe (CEE)
• 20 countries
• Avon direct business units
– Population: 305 million
– Female population 15-59:
100 million (Beauty users)
• First market: Hungary (1990)
• Latest market entry:
Albania (2006)

CEE – Key Messages
• The Beauty Market leader
• Avon: A Powerful Beauty Brand
– Strong brand perception
– High unaided brand awareness
• The dominant direct selling company
– 1.1 million Representatives and growing
Back on Track and Positioned for Growth

Avon: #1 CFT Company in Central and Eastern Europe Source: Euromonitor 2005 5.8% 5.8% 8.5% 9.7% 10.2% Beiersdorf Oriflame L'Oreal P&G Avon CEE Total CFT Market Share

Highest Image Indicators in the Avon World Romania Poland Ukraine Russia Avon Average Czech Rep. Beauty Image Index Source: Avon Global Consumer Tracking Study 2005 277 278 308 313 415 175

Healthy Growing Representative Base Healthy Growing Representative Base CEE Active Representatives (000’s) 1,099 1,023 936 759 558 2002 2003 2004 2005 2006

CEE Challenges Faced in 2005 - 2006 Priority Actions Issues • Lacked compelling merchandising – Particularly in color

CEE Challenges Faced in 2005 - 2006 Priority Actions Issues • Lacked compelling merchandising – Particularly in color • Competitors spending dramatically increased – Avon not investing ahead of growth

CEE Challenges Faced in 2005 - 2006
Priority Actions Issues
• Lacked compelling
merchandising
– Particularly in color
• Competitors spending
dramatically increased
– Avon not investing
ahead of growth
• Representative
earnings less
competitive

CEE Challenges Faced in 2005 - 2006
Priority Actions Issues
• Revised merchandising
approach and more
competitive pricing from
Q4’06
• Lacked compelling
merchandising
– Particularly in color
• Competitors spending
dramatically increased
– Avon not investing
ahead of growth
• Representative
earnings less
competitive

From: 2005 Avon Color Merchandising

To: 2006 Avon Color Merchandising

CEE Challenges Faced in 2005 - 2006
Priority Actions Issues
• Revised merchandising
approach and more
competitive pricing from
Q4’06
• Increasing advertising
ahead of predicted
market growth
• Lacked compelling
merchandising
– Particularly in color
• Competitors spending
dramatically increased
– Avon not investing
ahead of growth
• Representative
earnings less
competitive

Russia Anew Eyelift Video

CEE Challenges Faced in 2005-2006
Priority Actions Issues
• Revised merchandising
approach and more
competitive pricing from
Q4’06
• Increasing advertising
ahead of predicted
market growth
• Review of earnings
drivers
• Lacked compelling
merchandising
– Particularly in color
• Competitors spending
dramatically increased
– Avon not investing
ahead of growth
• Representative
earnings less
competitive

Improving Representative Earnings Is a Priority 1. Frequency and awareness 2. Sales Leadership 3. Commission bands

1. Increasing Campaign Frequency Should
Improve Representative Earnings
From Four Week Campaigns to
Three Week Campaigns
3 Week Campaign
Selling
Opportunities
4 Week Campaign
Selling
Opportunities
Additional
Selling
Opportunities
4
13
+31%
17

1. Increasing Campaign Frequency Should
Improve Representative Earnings
From Four Week Campaigns to
Three Week Campaigns
3 Week Campaign
Selling
Opportunities
4 Week Campaign
Selling
Opportunities
Additional
Selling
Opportunities
4
13
+31%
17

14.4% 15.4% 11.7% 10.4% 11.2% 10.4% Q2 Q3 Q4 Sales Leadership Non-Leadership 2. Sales Leadership Russia Test Results 2006 - Active Reps Sales Leadership vs Non-Leadership

14.4% 15.4% 11.7% 10.4% 11.2% 10.4% Q2 Q3 Q4 Sales Leadership Non-Leadership 2. Sales Leadership Russia Test Results 2006 - Active Reps Sales Leadership vs Non-Leadership

3. Adjusting Commission Rates Improves Representative Earning Opportunity 0 50 100 150 200 Commission Rates: 15% 20% 25% Value of Order ILLUSTRATIVE Commission / Order Distribution Analysis Example

3. Adjusting Commission Rates Improves
Representative Earning Opportunity
Commission / Order Distribution Analysis Example
30%
0
50
100
150
200
Commission Rates:
15%
20% 25%
Value of Order
ILLUSTRATIVE

Improving Representative Earnings Is a Priority Top Commission Rates Russia 0 10 20 30 40 50 Avon Faberlic Oriflame Regular Discount Bonus Discount Headline Rate 37% 29% 40%+

Avon Russia

Russia Total Revenue
($MM)
Avon Russia
Another Success Story
• First to reach $500MM outside of Latin America
• Record sales in just 11 years
• Our most profitable large market
$542
$142
2002 2006
+40%
CAGR

Avon Russia Is Growing Market Share in
Most of its Target Beauty Categories
Market Share
Rank:
Russia CFT Category Market Share
Personal Care
6.9%
Fragrance
9.4%
Skin Care
14.9%
Color
18.1%
Source:  Euromonitor 2005

Avon Russia Is Growing Market Share in
Most of its Target Beauty Categories
Market Share
Rank:
Russia CFT Category Market Share
Personal Care
6.9%
Fragrance
9.4%
Skin Care
14.9%
Color
18.1%
5
Source:  Euromonitor 2005

Avon Russia Is Growing Market Share in
Most of its Target Beauty Categories
Market Share
Rank:
Russia CFT Category Market Share
Personal Care
6.9%
Fragrance
9.4%
Skin Care
14.9%
Color
18.1%
5 1
Source:  Euromonitor 2005

Avon Russia Is Growing Market Share in
Most of its Target Beauty Categories
Market Share
Rank:
Russia CFT Category Market Share
Personal Care
6.9%
Fragrance
9.4%
Skin Care
14.9%
Color
18.1%
5 1 1
Source:  Euromonitor 2005

Avon Russia Is Growing Market Share in
Most of its Target Beauty Categories
Market Share
Rank:
Russia CFT Category Market Share
Personal Care
6.9%
Fragrance
9.4%
Skin Care
14.9%
Color
18.1%
5 1 1 1
Source:  Euromonitor 2005

CFT Competition Is Intensifying
in Russia
10.0%
9.9%
8.0%
7.7%
5.5%
Henkel L'Oreal Oriflame Avon P&G*
Source:  Euromonitor 2005
* Market share includes the acquisition of Gillette
Russia Total CFT Market Share
8.7%

$29 $18 $13 $7 $4 2002 2003 2004 2005 2006 Avon Now Investing Ahead of Growth Russia Advertising Expense ($MM) Russia Spending One of the Highest in the Avon World

Representative
Earnings
Representative
Effort
Representative
Key Actions
Russia RVP Improvements
• Increasing brochure
frequency
• Sales Leadership
• Non-cash incentive
programs
• Adjusting
commissions
“Tip the Scale” for RVP

Russia Is Well Positioned to Continue its Success • Highly profitable $500MM market • Strong Active Representative growth • A Beauty leader • Investing ahead of growth

Avon Poland

Avon Poland Is Showing Encouraging
Early Signs of a Turnaround
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY’04 vs. FY’03 FY’05 vs. FY’04 FY’06 vs. FY’05
Poland Active Representatives
% YOY Change by Quarter
-20.0
-15.0
-10.0
-5.0
0.0
5.0
10.0
15.0

Avon Poland Is Showing Encouraging
Early Signs of a Turnaround
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY’04 vs. FY’03 FY’05 vs. FY’04 FY’06 vs. FY’05
Poland Active Representatives
% YOY Change by Quarter
-20.0
-15.0
-10.0
-5.0
0.0
5.0
10.0
15.0

Avon Poland Is Showing Encouraging
Early Signs of a Turnaround
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY’04 vs. FY’03 FY’05 vs. FY’04 FY’06 vs. FY’05
Poland Active Representatives
% YOY Change by Quarter
-20.0
-15.0
-10.0
-5.0
0.0
5.0
10.0
15.0
Sales
Leadership

Avon Poland Is Showing Encouraging
Early Signs of a Turnaround
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY’04 vs. FY’03 FY’05 vs. FY’04 FY’06 vs. FY’05
Poland Active Representatives
% YOY Change by Quarter
-20.0
-15.0
-10.0
-5.0
0.0
5.0
10.0
15.0
Sales
Leadership
Color
Merchandising

Avon Poland RVP Improvements • Increasing brochure frequency • Sales Leadership Representative Earnings Representative Effort Representative Key Actions • Increased advertising “Tip the Scale” for RVP

2002 2003 2004 2005 2006 Avon Poland Now Investing Ahead of Growth Beauty Advertising Spend ($MM)

Avon Poland RVP Improvements
• Increasing brochure
frequency
• Sales Leadership
• Increased advertising
• Web enablement
Representative
Earnings
Representative
Effort
Representative
Key Actions
“Tip the Scale” for RVP

Avon Poland On-line Ordering

Avon Poland On-line Ordering Average % Web Orders 51% 2002 2003 2004 2005 2006

Avon Poland RVP Improvements
• Increasing brochure
frequency
• Sales Leadership
• Increased advertising
• Web enablement
• Co-branded
Credit Card
Representative
Earnings
Representative
Effort
Representative
Key Actions
“Tip the Scale” for RVP

Avon Credit Card Program • Credit cards becoming increasingly popular in CEE markets – Current penetration under 10% • Avon has entered into a strategic partnership with GECF

Avon Poland RVP Improvements
• Increasing brochure
frequency
• Sales Leadership
• Increased advertising
• Web enablement
• Co-branded
Credit Card
• Mobile commerce
Representative
Earnings
Representative
Effort
Representative
Key Actions
“Tip the Scale” for RVP

MOBILE

Avon Poland RVP Improvements
• Increasing brochure
frequency
• Sales Leadership
• Increased advertising
• Web enablement
• Co-branded
Credit Card
• Mobile commerce
• Avon mobile network
Representative
Earnings
Representative
Effort
Representative
Key Actions
“Tip the Scale” for RVP

MOBILE

MOBILE

Avon Poland Showing Early Signs of Turnaround Growth • Sales Leadership upline growth leading recovery • Contemporizing Representative experience • Sustainable growth a longer term effort

Avon Central and Eastern Europe

Avon CEE RVP Improvements
• Increasing brochure
frequency
• Sales Leadership
• Non-cash incentive
programs
• Adjusting commissions
Representative
Earnings
Representative
Effort
Representative
Key Actions
“Tip the Scale” for RVP
• Increased advertising
• Web enablement
• Co-branded
Credit Card
• Mobile commerce
• Avon mobile network

8% -3% 2% 7% 10% Avon CEE: Back on a Growth Track Q3 Q1 FY’05 Q4 Q2 2006 Avon CEE Total Revenue Growth (C$)

CEE Poised for Sustainable Growth • Beauty Market leader • The dominant direct selling company • Contemporizing the business model for the future Avon Ready to Defend Beauty Market Leadership Position

2007 Investor Update Meeting February 15, 2007

Avon Latin America Charles Herington Senior Vice President

Avon Latin America
• Continental Latin America
– Operating in 17 countries
– Population 515 million
• Women, age 15-64 years: 175 million
– 52 years in region
• First market:  Venezuela
• Youngest market: Colombia (2005)
– 2.4 million Representatives

Latin America – Key Messages • Avon leads Cosmetics, Fragrance and Toiletries (CFT) & Home Direct Selling (HDS) in region – Still growing after 50 years

Latin America – Key Messages • Avon leads Cosmetics, Fragrance and Toiletries (CFT) & Home Direct Selling (HDS) in region – Still growing after 50 years • Most important future growth driver: RVP

Latin America – Key Messages
• Avon leads Cosmetics, Fragrance and
Toiletries (CFT) & Home Direct Selling (HDS)
in region
– Still growing after 50 years
• Most important future growth driver: RVP
• Brazil: region’s primary success showcase

Latin America – Key Messages
• Avon leads Cosmetics, Fragrance and
Toiletries (CFT) & Home Direct Selling (HDS)
in region
– Still growing after 50 years
• Most important future growth driver: RVP
• Brazil: region’s primary success showcase
• Mexico: key issues being addressed

Latin America – Key Messages
• Avon leads Cosmetics, Fragrance and
Toiletries (CFT) & Home Direct Selling (HDS)
in region
– Still growing after 50 years
• Most important future growth driver: RVP
• Brazil: region’s primary success showcase
• Mexico: key issues being addressed
• Andean Region: new growth platform

$2,743 $1,628 2002 2006 Revenue Growth in Latin America • Four years of double-digit growth – Driven by CFT ($MM) +14% CAGR

$2,743 $1,628 2002 2006 Revenue Growth in Latin America • Four years of double-digit growth – Driven by CFT • Now Avon’s largest region ($MM) +14% CAGR

$2,743
$1,628
2002 2006
Revenue Growth in Latin America
• Four years of double-digit growth
– Driven by CFT
• Now Avon’s largest region
• HDS / CFT positions Avon for long-term sustainable growth
in the region
($MM)
+14%
CAGR

#1 CFT Company in Latin America 14.4% 11.3% 8.5% 8.0% 7.5% Unilever Natura L’Oreal Avon P&G Latin America Total CFT Market Share Source: Euromonitor 2005

• Implement web
enablement
• Enhance service
• Additional field training
• Higher order frequency
• Productivity training
and incentives
• Intelligent ordering on line
RVP is Key to Sustainable Growth
“Tip the Scale” for RVP
Representative
Earnings
Representative
Effort
Representative
Key Actions

Avon Brazil

Brazil: A Continuing Success Story • $1 billion in revenues 2006 – First market outside the US

Brazil: A Continuing Success Story • $1 billion in revenues 2006 – First market outside the US • 1 million active Representatives – Largest Direct Selling organization globally

Brazil:
A Continuing Success Story
• $1 billion in revenues 2006
– First market outside the US
• 1 million active Representatives
– Largest Direct Selling organization globally
• Encouraging 2006 market share progress

Brazil:
A Continuing Success Story
• $1 billion in revenues 2006
– First market outside the US
• 1 million active Representatives
– Largest Direct Selling organization globally
• Encouraging 2006 market share progress
• Growth opportunity given market trends
– RVP, RVP, RVP

$1,039 $785 $558 $459 $444 Revenue and Representative Growth in Brazil 2003 2006 2005 2004 2002 Total Revenue ($MM)

$1,039 $785 $558 $459 $444 Revenue and Representative Growth in Brazil 2003 2006 2005 2004 2002 Total Revenue ($MM) +24% CAGR

$1,039
$785
$558
$459
$444
Revenue and Representative
Growth in Brazil
949
902
819
748
689
2002 2003 2004 2005 2006 2003 2006 2005 2004 2002
Total Revenue ($MM) Active Representatives (000’s)
+24%
CAGR

$1,039
$785
$558
$459
$444
Revenue and Representative
Growth in Brazil
949
902
819
748
689
2002 2003 2004 2005 2006 2003 2006 2005 2004 2002
Total Revenue ($MM) Active Representatives (000’s)
+24%
CAGR
+8%
CAGR

Direct Selling Outpaces
Retail in CFT
20%
26%
25%
22%
16%
10%
15%
14%
21%
10%
'02 vs '01 '03 vs '02 '04 vs '03 '05 vs '04 '06 vs '05
HDS Retail
Brazil Direct Selling & Retail Growth Rates – CFT
Source:  ABIHPEC (Oct 06)

Avon Outpaced HDS
Growth in 2006
11.6
15.1
18.2
25.3
20.4
11.0
18.1
16.5
18.1
18.3
17.7
19.8
2001 2002 2003 2004 2005 2006
Avon
YOY Growth Avon vs. Direct Selling Industry
Source:  ABEVD (2006 Actual)
Direct
Selling

Sustaining Growth in Brazil
1. Respond to competitive reaction
• Increase advertising
2. Step up technology investments
• Improve Representative service
3. Invest in infrastructure
Key Actions
Sustain Growth in 2007 and Beyond

Increase Advertising
Key Action #1
Respond to Competitive Reaction
2007 Total
Advertising
Investment
2007
Planned
Increase
2006
Actual
Increase
2005
Advertising
Investment
160%
Increase
39%
85%
$52MM
$20MM

Alternative Video

Increase Advertising
Key Action #1
Respond to Competitive Reaction
2007 Total
Advertising
Investment
2007
Planned
Increase
2006
Actual
Increase
2005
Advertising
Investment
160%
Increase
39%
85%
$52MM
$20MM

Blue Rush Video

Increase Advertising
Key Action #1
Respond to Competitive Reaction
2007 Total
Advertising
Investment
2007
Planned
Increase
2006
Actual
Increase
2005
Advertising
Investment
160%
Increase
39%
85%
$52MM
$20MM

Key Action # 2 Step up Technology Investments Web Enablement • On-line ordering • Intelligent ordering

Call
Center
Key Action # 2
Step up Technology Investments
Web
Enablement
• On-line ordering
• Intelligent ordering
• Reduce Zone Manager workload
• Strengthen relationship with sales force
• Improve service to Representative

Sales
Center
Call
Center
Key Action # 2
Step up Technology Investments
Web
Enablement
• On-line ordering
• Intelligent ordering
• Reduce Zone Manager workload
• Strengthen relationship with sales force
• Improve service to Representative
• Increase sales coverage and
penetration
• Reduce turn around time
• Improve earnings

Key Action #3
Invest in Infrastructure
• Brazil Supply Chain capital expenditures
for 2007 equal accumulated investment
in 2004-2006 period
– Increase manufacturing capacity
– Improve service levels
• Further capacity investment planned
beyond 2007

Avon Brazil – In Summary • Brazil still a large and growing opportunity

Avon Brazil – In Summary • Brazil still a large and growing opportunity • Coming out of a strong 2006

Avon Brazil – In Summary • Brazil still a large and growing opportunity • Coming out of a strong 2006 • Focus in 2007 is RVP

Avon Brazil – In Summary • Brazil still a large and growing opportunity • Coming out of a strong 2006 • Focus in 2007 is RVP • Team and execution in place

Avon Brazil – In Summary • Brazil still a large and growing opportunity • Coming out of a strong 2006 • Focus in 2007 is RVP • Team and execution in place • Investing ahead of growth

Avon Mexico

Avon a Strong Player in Mexico
• Equity very strong
– #1 in Unaided Beauty Brand Awareness
(84% in 2005)
– #1 in Beauty Brand Image, far ahead of #2
(222 vs. 150 in 2005)
– #1 in CFT market, 12.3% SOM in 2005
• Avon’s 3
rd
largest market
– Very profitable

Avon Mexico – The Perfect Storm • Faced Avon’s global challenges… – SKU proliferation – Excessive discounting

Avon Mexico – The Perfect Storm • Faced Avon’s global challenges… – SKU proliferation – Excessive discounting • …and more… – Field execution – Supply Chain transition

Avon Mexico – Our Action Plan 13,000 Global Challenges 2002-2005 2006 2007E SKU Proliferation Shopping Experience eroded Avon Mexico

Avon Mexico – Our Action Plan 25% reduction 13,000 2002-2005 2006 2007E SKU Proliferation Shopping Experience eroded neutral Global Challenges Avon Mexico

Avon Mexico – Our Action Plan double-digit reduction 25% reduction 13,000 2002-2005 2006 2007E SKU Proliferation Shopping Experience eroded neutral improved Global Challenges Avon Mexico

Avon Mexico – Our Action Plan +3% (2004-2005) double-digit reduction 25% reduction 13,000 2002-2005 2006 2007E SKU Proliferation Discount Level Shopping Experience eroded Global Challenges Avon Mexico

Avon Mexico – Our Action Plan
-10% +3%
(2004-2005)
double-digit
reduction
25%
reduction
13,000
2002-2005 2006 2007E
SKU Proliferation
Discount Level
Shopping Experience
eroded neutral
Global Challenges
Avon Mexico

Avon Mexico – Our Action Plan
flat -10% +3%
(2004-2005)
double-digit
reduction
25%
reduction
13,000
2002-2005 2006 2007E
SKU Proliferation
Discount Level
Shopping Experience
eroded neutral improved
Global Challenges
Avon Mexico

Avon Mexico – Our Action Plan Field Execution 2002-2005 2006 2007 Weak sales leaders

Avon Mexico – Our Action Plan 2002-2005 2006 2007 New Sales Leader: • 30 year veteran • Avon Brazil: from 500K to 750K Reps Weak sales leaders Field Execution

Avon Mexico – Our Action Plan 2002-2005 2006 2007 Stability New Sales Leader: • 30 year veteran • Avon Brazil: from 500K to 750K Reps Weak sales leaders Field Execution

Avon Mexico – Our Action Plan 2002-2005 2006 2007 Low accountability Lack of performance management process Stability New Sales Leader: Weak Sales Leaders Field Execution

Avon Mexico – Our Action Plan
2002-2005 2006 2007
Prioritize:
•
Accountability
•
Individual targets
•
Communication
Low accountability
Lack of performance
management process
Stability New Sales Leader: Weak Sales Leaders
Field Execution

Avon Mexico – Our Action Plan
2002-2005 2006 2007
New performance-
based ZM
compensation plan
Forced turnover
Prioritize:
•
Accountability
•
Individual targets
•
Communication
Low accountability
Lack of performance
management process
Stability New Sales Leader: Weak Sales Leaders
Field Execution

Avon Mexico – Our Action Plan
2002-2005 2006 2007
ZM compensation plan
Forced turnover
Prioritize:
• Accountability
Low accountability
Performance mgnt
Reduction
in training
Stability New Sales Leader: Weak Sales Leaders
Field Execution

Avon Mexico – Our Action Plan
2002-2005 2006 2007
ZM compensation plan
Forced turnover
Prioritize:
• Accountability
Low accountability
Performance mgnt
Analyze skills,
capability gaps
Reduction
in training
Stability New Sales Leader: Weak Sales Leaders
Field Execution

Avon Mexico – Our Action Plan
2002-2005 2006 2007
ZM compensation plan
Forced turnover
Prioritize:
• Accountability
Low accountability
Performance mgnt
New training:
•
Revise program
•
Allocate resources
Analyze skills,
capability gaps
Reduction
in training
Stability New Sales Leader: Weak Sales Leaders
Field Execution

Avon Mexico – Our Action Plan
2002-2005 2006 2007
ZM compensation plan
Forced turnover
Prioritize:
• Accountability
Low accountability
Performance mgnt
New training:
• Revise program
• Allocate resources
Analyze skills,
capability gaps
Reduction
in training
Stability New Sales Leader: Weak Sales Leaders
Poor Sales
Leadership rollout
implementation
Field Execution

Avon Mexico – Our Action Plan
2002-2005 2006 2007
ZM compensation plan
Forced turnover
Prioritize:
• Accountability
Low accountability
Performance mgnt
New training:
• Revise program
• Allocate resources
Analyze skills,
capability gaps
Reduction
in training
Stability New Sales Leader: Weak Sales Leaders
Review Sales
Leadership
implementation
Poor Sales
Leadership rollout
implementation
Field Execution

Avon Mexico – Our Action Plan
2002-2005 2006 2007
ZM compensation plan
Forced turnover
Prioritize:
• Accountability
Low accountability
Performance mgnt
New training:
• Revise program
• Allocate resources
Analyze skills,
capability gaps
Reduction
in training
Stability New Sales Leader: Weak Sales Leaders
Re-launch
Sales Leadership
Review Sales
Leadership
implementation
Poor Sales
Leadership rollout
implementation
Field Execution

Avon Mexico – Our Action Plan Supply Chain Transition 2002-2005 2006 2007 New Global Supply Chain organizational structure Move manufacturing and distribution to Celaya

Avon Mexico – Our Action Plan
2006 2007
Q1, Q2 and Q3:
poor performance
in out of stocks
and order fill rate
Supply Chain Transition
2002-2005
New Global
Supply Chain
organizational
structure
Move manufacturing
and distribution
to Celaya

Avon Mexico – Our Action Plan
2006 2007
Q1, Q2 and Q3:
poor performance
in out of stocks
and order fill rate
Q4: service back
to historic levels
Supply Chain Transition
2002-2005
Move manufacturing
and distribution
to Celaya
New Global
Supply Chain
organizational
structure

Avon Mexico – Our Action Plan
2002-2005 2006 2007
Move manufacturing
and distribution
to Celaya
New Global
Supply Chain
organizational
structure
Q1, Q2 and Q3:
poor performance
in out of stocks
and order fill rate
Q4: service back
to historic levels
Improved service
is driven by:
•
SOL reduction
•
Constant flow
•
Supply Chain
planning stabilization
Supply Chain Transition

Results: Order Growth Net Order Addition in Campaign Period (30,000) (20,000) (10,000) 0 10,000 20,000 30,000 40,000 2005 2006

Results: Order Growth Early Positive Indications of Order Growth Recovery Net Order Addition in Campaign Period (30,000) (20,000) (10,000) 0 10,000 20,000 30,000 40,000 2005 2006

Results: Order Growth Early Positive Indications of Order Growth Recovery Net Order Addition in Campaign Period (30,000) (20,000) (10,000) 0 10,000 20,000 30,000 40,000 2005 2006 2007

Avon Mexico – Our Action Plan
Triggering RVP Initiatives
• Implement web
enablement
• Field training
• Improving non-cash
incentives
• New Sales Leadership
implementation
Key Actions
“Tip the Scale” for RVP
Representative
Earnings
Representative
Effort
Representative

Avon Mexico – In Summary
• A large and profitable business:
– Strong brand equity
– A top player in the CFT market
• Problems identified and fixable
– Largely self inflicted
– Actions underway
• Long-term program but we have the team
and plan to win

Avon Andean Cluster • Colombia, Venezuela, Peru, and Ecuador • Population size: 110 million • GDP growth: ~4% • Less international competition than most markets Ecuador Colombia Venezuela Peru

$326
$192
$194
$248
$553
2002 2003 2004 2005 2006
Avon Andean Cluster
• Avon is direct selling market leader
• Significant investment planned in the Andean cluster
to further fuel growth
Total Revenue ($MM)
+30%
CAGR
69%

Challenges in the Andean Cluster • Local competition continues to intensify Challenges Responses

Challenges in the Andean Cluster • Local competition continues to intensify • Advertising • Innovation • RVP Challenges Responses

Challenges in the Andean Cluster • Lagging in technology and capital infrastructure • Local competition continues to intensify Challenges Responses • Advertising • Innovation • RVP

Challenges in the
Andean Cluster
• Lagging in technology
and capital infrastructure
• Local competition
continues to intensify
• Increasing capital
investments in 2007
Challenges Responses
• Advertising
• Innovation
• RVP

Challenges in the
Andean Cluster
• Lagging in technology
and capital infrastructure
• Local competition
continues to intensify
• Venezuela has had
historical political
instability
• Increasing capital
investments in 2007
Challenges Responses
• Advertising
• Innovation
• RVP

Challenges in the
Andean Cluster
• Lagging in technology
and capital infrastructure
• Local competition
continues to intensify
• Venezuela has had
historical political
instability
• Increasing capital
investments in 2007
• Successfully operated
during the Chavez
regime for 8 years
• Extraordinary growth
during that time
Challenges Responses
• Advertising
• Innovation
• RVP

Avon Andean Cluster
RVP Improvements
• Field fundamentals training
• Web enablement /
on-line ordering
• Line harmonization driving
service level
improvements
• Unprecedented number
of global product launches
Key Actions
“Tip the Scale” for RVP
Representative
Earnings
Representative
Effort
Representative

In Summary • Favorable environment – HDS growing – CFT growing – Avon outpacing growth

In Summary • Favorable environment – HDS growing – CFT growing – Avon outpacing growth • RVP is our focus

In Summary • Favorable environment – HDS growing – CFT growing – Avon outpacing growth • RVP is our focus • Brazil: a continuing success story

In Summary • Favorable environment – HDS growing – CFT growing – Avon outpacing growth • RVP is our focus • Brazil: a continuing success story • Mexico: fixable but long term

In Summary
• Favorable environment
– HDS growing
– CFT growing
– Avon outpacing growth
• RVP is our focus
• Brazil: a continuing success story
• Mexico: fixable but long term
• Andean Region: new growth platform

In Summary
• Favorable environment
– HDS growing
– CFT growing
– Avon outpacing growth
• RVP is our focus
• Brazil: a continuing success story
• Mexico: fixable but long term
• Andean Region: new growth platform
We are well placed in Latin America
for Sustainable Growth

2007 Investor Update Meeting February 15, 2007

Today’s Summary • The turnaround is delivering results

Today’s Summary • The turnaround is delivering results • Analytics reinforce the power of our growth model

Today’s Summary • The turnaround is delivering results • Analytics reinforce the power of our growth model • Continue to accelerate investment in our brand and channel

Today’s Summary
• The turnaround is delivering results
• Analytics reinforce the power of our
growth model
• Continue to accelerate investment in our
brand and channel
• Plans in place to drive next generation
cost opportunities

Today’s Summary
• The turnaround is delivering results
• Analytics reinforce the power of our
growth model
• Continue to accelerate investment in our
brand and channel
• Plans in place to drive next generation
cost opportunities
• The right team is in place and executing well

This is a multi-year turnaround… We are managing for the long term

2007 Investor Update Meeting February 15, 2007